FORM 8-K
                                CURRENT REPORT

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                June 25, 1996




                             ZURN INDUSTRIES, INC.


                                                                 IRS Employer
    State of                      Commission                    Identification
  Incorporation                   File Number                       Number
  Pennsylvania                      1-5502                       25-1040754


                                  Address and
                               Telephone Number
                                One Zurn Place
                           Erie, Pennsylvania  16505
                                 814-452-2111






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ITEM 5 - OTHER EVENTS

The Company's news release dated June 25, 1996 announcing anticipated reduced earnings for the first quarter of fiscal 1997 ending June 30, 1996 is incorporated herein by reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ZURN INDUSTRIES, INC.



June 25, 1996                                   /s/ Dennis Haines
                                                Dennis Haines
                                                General Counsel and Secretary


                                 EXHIBIT INDEX

20  Other Documents or Statements to Security Holders
    News Release dated June 25, 1996
























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